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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           _________________________


                                   Form 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 23, 2000

                         TurboChef Technologies, Inc.
            (Exact name of Registrant as specified in its Charter)


             DELAWARE                    Commission File        48-1100390
   (State or other jurisdiction of          Number            (IRS employer
    incorporation or organization)           0-23478      identification number)
    10500 Metric Drive, Suite 128                                  75243
            Dallas, Texas                                        (Zip Code)
(Address of principal executive offices)



                        Registrant's telephone number:
                                (214) 341-9471

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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

(a) (2) On October 17, 2000 TurboChef Technologies, Inc. (the "Company") has engaged BDO Seidman, LLP as its independent accountant to audit the Company's financial statements with respect to its fiscal year ending December 31, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        TURBOCHEF TECHNOLOGIES, INC.


                                        By:/s/ Richard N. Caron
                                           --------------------
                                           Richard N. Caron
                                           President & Chief Executive Officer

                                        By:/s/ Marc Jacobson
                                           -----------------
                                           Marc Jacobson
                                           Interim Chief Financial Officer
                                           (Principal Financial Officer)

Dated October 23, 2000

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